Stein Roe Mutual Funds

Semiannual Report
March 31, 2001

photo: hands on a globe


Stein Roe International Equity Fund

Pacific Region Fund

           Asia Pacific Fund

artwork:
Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments. (R)

Contents
-------------------------------------------------------------------------------
From the President................................................    1

   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary...............................................    2

Questions & Answers...............................................    3

   An interview with your fund's portfolio managers

Fund Highlights...................................................    6

Portfolio of Investments..........................................    8

   A complete list of investments with market values

Financial Statements..............................................   12

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   15

Financial Highlights..............................................   20

   Selected per-share data









                Must be preceded or accompanied by a prospectus.

From the President
------------------------------------------------------------------------------
To Our Shareholders
It has been a difficult market environment for international investors over the past six months. World stock markets were down across the board reflecting US market declines and further evidence of slowing growth in the United States. Such setbacks often cause investors to consider changing portfolio holdings. During times like these, investors ask themselves and their financial advisors: is it time to buy more shares at a lower price, cut losses and sell, or wait and see what happens.
   I have learned over the years that the temptation to sell investments has often reached its peak around the time that the market begins to turn. While a market upturn does not always occur when expected, I have been surprised by the number of times I could have made a serious mistake by selling after an investment has already declined.
   While you have to make your own decisions about the right time to buy or sell, I would encourage you to consider whether this might be a good time to add to your international holdings rather than reduce them.
   In the meantime, your fund's portfolio management team is continuing to look for quality companies with visible and sustainable earnings outlooks, strong balance sheets and solid management teams. I encourage you to give them a chance to prove their potential, since they bring many years of international investing experience to the fund's management.

   Sincerely,

   /s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   May 16, 2001

There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.



photo of: Stephen E. Gibson

Performance Summary
--------------------------------------------------------------------------------
                           Average annual total return
                           Period ended March 31, 2001

                                               SIX MONTHS     ONE
                                              (CUMULATIVE)   YEAR        LIFE
--------------------------------------------------------------------------------
Stein Roe Asia Pacific Fund*                     -22.26%    -33.56%     15.42%
MSCI Pacific Index**                             -20.67     -32.32       5.63
--------------------------------------------------------------------------------

*  The inception date of the fund was October 19, 1998.
** The life return for the MSCIPacific Index is from October 31, 1998.

Investment Comparison
--------------------------------------------------------------------------------


Growth of a $10,000 Investment, October 19, 1998 to March 31, 2001

--------------------------------------------------------------------------------
Stein Roe Asia Pacific Fund

         Stein Roe Asia Pacific Fund        MSCI Pacific Index
10/19/98            10000
                    10110                       10000
                    10490.1                     10459
12/31/98            10730.4                     10749.8
                    10300.1                     10827.2
                    10440.2                     10614.9
3/31/99             11540.5                     11952.4
                    13480.5                     12750.9
                    12930.5                     11990.9
6/30/99             14850.7                     13094.1
                    15300.7                     14090.5
                    15840.8                     13946.8
9/30/99             16030.9                     14589.7
                    17031.2                     15154.4
                    19510.9                     15906
12/31/99            21998.6                     16944.7
                    20331.1                     16126.3
                    20833.3                     15773.1
3/31/00             21379.1                     16867.7
                    19493.5                     15695.4
                    18010                       14783.5
6/30/00             19634.5                     15923.3
                    19078.9                     14407.4
                    19328.8                     15191.2
9/30/00             18271.5                     14390.6
                    16809.8                     13564.6
                    15740.7                     13092.6
12/31/00            15879.2                     12576.7
                    16711.3                     12547.8
                    15474.6                     12018.3
3/31/01             14201                       11415

Past performance is no guarantee of future investment results. Mutual fund performance changes over time. Please visit libertyfunds.com or steinroe.com for daily performance updates. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 19, 1998 (October 31, 1998 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Pacific Index (MSCI Pacific) is a broad based unmanaged index that tracks the performance of stocks in the Pacific Rim in the following countries: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.

Questions & Answers
--------------------------------------------------------------------------------

An interview with Tim Tuttle, Chris Legallet and David Smith, portfolio managers of the Stein Roe Asia Pacific Fund


Q: It has been a challenging time for international investors. How did the Stein Roe Asia Pacific Fund perform during the six-month period that ended March 31, 2001?
A. Concerns of a global economic slowdown, disappointing corporate earnings and profit-warning announcements have had an impact on the economies of the Asia Pacific region. We believe that the difficulty of this economic environment is reflected in the fund's benchmark performance during this period. The Morgan Stanley Capital International Pacific Index returned negative 20.67% during this period. The fund's return was negative 22.26% for the same period. In this difficult economic environment, few investments generated positive returns. While we are never satisfied with negative total returns, we continue to believe that there are good long-term investment opportunities within this region.

Q: The fund has a significant number of holdings in Japan. Given Japan's weak economic news how does it figure into your strategy?
A. Japan has continued to suffer through the effects of a declining stock market, weak banking systems and large corporate debt. Japanese politicians seemed to have lacked the will to implement the tough decisions necessary to correct the mounting problems. At one point, the Japanese stock market was trading close to 16-year lows. However, a weak yen has helped the performance of exporters such as Canon Inc. (3.5% of net assets). A camera, copier and printer specialist, Canon was a big beneficiary of lower export costs.

In spite of a dismal economic environment, we see signs that steps photos of: Chris Legallet, David Smith, Tim Tuttle

Q&A Continued
-------------------------------------------------------------------------------

are being taken toward economic recovery. The Bank of Japan recently reversed its policy and started to ease monetary policy. The hope is that by printing money Japan will break the downward deflationary spiral and consumers will start to spend more money. Japan's citizens are still among the top savers in the world. We believe the government has started to take some serious steps to restructure the economy -- in particular, writing off bad loans. We have also seen some innovative companies that have carved out profitable niches within Japan's consumer sector, for example, Fast Retailing (1.2% of net assets) and GoldCrest Co. Ltd. (1.0% of net assets).
   Fast Retailing is Japan's largest retailer of casual clothing and the owner of the popular line of Uniqlo clothes. Described as the Japanese equivalent of a low-end Gap, Fast Retailing focuses on quality, low prices and service. Nearly 90% of its goods are produced in China, where production costs are substantially lower than costs in Japan, thereby allowing the company to price its goods competitively. We think the company's margins have held up very well in a tough operating environment. When compared to Japan's more traditional department stores, Fast Retailing has done far better in the current economic environment. Many of those traditional stores have gone out of business.
   GoldCrest is involved in the construction and sale of condominiums in the greater Tokyo area. Commute times for those working in Tokyo can be several hours each way. As real estate prices have come down, demand for living quarters closer to the center of Tokyo has increased. Since the company works on a contract basis, its overhead is not fixed.

Q: Another area where the fund has significant investments is "Greater China" -- that is, Hong Kong and the People's Republic of China. How does Greater China figure into your investment strategy?
A. We remain heavily overweight in Greater China, primarily through investments in quality companies in Hong Kong. Our holdings in utility companies both in Hong Kong and in China performed very well over the last six months. Historically, periods of declining US interest rates have been beneficial to the Hong Kong market. Although the rate has slowed a bit in recent months, China has continued to grow at an exceptionally healthy pace. We

Q&A Continued
-------------------------------------------------------------------------------

expect the growth rate for 2001 should be around 7.5%. Retail sales were up 9.7% in 2000 and total contracted foreign investment increased to $62.7 billion. Unlike so many other countries, China appears to have both the political will and the financial wherewithal to see that growth continues.

Q: What is your outlook?
A. We believe that the fund's holdings in the well-managed growth companies of Greater China should benefit from the long-term growth potential of that area. We believe that Japan is moving toward economic recovery in the long term; albeit, as we have seen in past months, it can be a bumpy and pitted road. We have continued to ignore some of the smaller stock markets in the region.
   We continue to avoid the smaller markets of Asia -- such as Thailand, Indonesia, Malaysia and the Philippines -- in spite of the fact that on the surface there have been some promising moves. In Thailand, for example, the market was buoyed by the election of the populist leader, Thaksin, a billionaire Thai businessman. Since we do not believe that his new administration constitutes a real turnaround, we have decided to continue to sit on the sidelines. We have always given great consideration to the countries in which we invest, and to the individual companies within those countries.
   We have always thought that the greatest opportunity for long-term investment returns lies at the company level, on a company-by-company basis. We have positioned the fund to capitalize on these stock-specific opportunities and expect that they hold the greatest potential for investors over the long term.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of March 31, 2001 and are subject to change.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

Sector breakdowns are calculated as a percentage of equity market value. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on the next page are based upon the advisor's defined criteria as used in the investment process.

Fund Highlights As of March 31, 2001
--------------------------------------------------------------------------------
                           Stein Roe Asia Pacific Fund

                    Top 10 equity holdings (% of net assets)
--------------------------------------------------------------------------------

HSBC Holdings                   5.5%     China Mobile                       3.5%
Li & Fung                       4.5      Canon                              3.4
Hutchison Whampoa               4.4      Johnson Electric Holdings          3.4
Sun Hung Kai Properties         4.1      Sony                               3.4
Hong Kong & China Gas           4.1      Cheung Kong Holdings               3.3

--------------------------------------------------------------------------------

                           Equity portfolio highlights

                                                                    MSCI PACIFIC
                                                    PORTFOLIO           INDEX
--------------------------------------------------------------------------------
Number of Holdings                                       58             402
Dollar Weighted Median
  Market Capitalization ($M)                          5,700          14,069

Fund Highlights As of March 31, 2001 Continued
--------------------------------------------------------------------------------

-
                  Economic Sector Breakdown (% of investments)

                               Equity Portfolio       MSCI Pacific Index

--------------------------------------------------------------------------------


Sector Name

Financials                            26                     20

Consumer cyclical                     20                     21

Capital goods                         13                     12

Technology                            12                     12

Consumer staples                      11                     10

Communication services                 9                      5

Utilities                              7                      4

Health care                            1                      5

Energy                                 1                      1

Other                                  0.0                   10.0



--------------------------------------------------------------------------------

                       Asset Allocation (% of net assets)

                                 March 31, 2000                March 31, 2001



Equities (%)                                94.8                      98.9

Cash equivalents & Other (%)                5.2                        1.1




--------------------------------------------------------------------------------

                   Country allocation (% of total investments)

Hong Kong                                   49.4
Japan                                       31.5
Singapore                                    9.4
South Korea                                  4.1
Taiwan                                       3.0
Australia                                    2.6

Investment Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments
March 31, 2001 (Unaudited)
(In thousands)

COMMON STOCKS - 98.9%                         COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 1.0%
   Special Trade Contractors
   Zhejiang Expressway Co., Ltd., Class H          HK           216        $  43
                                                                        --------

FINANCE, INSURANCE & REAL ESTATE - 33.1%
   Depository Institutions - 13.1%
   Commonwealth Bank of Australia.......           Au            3            36
   Dah Sing Financial...................           HK           16            81
   DBS Group Holding Ltd................           Si           11            99
   HSBC Holdings PLC (a)................           HK           19           231
   Hang Seng Bank Ltd...................           HK            6            70
   Suruga Bank Ltd......................           Ja            5            33
                                                                        --------
                                                                             550
                                                                        --------
   Financial Services - 3.4%
   Aeon Credit Service Co., Ltd.........           Ja          (b)            19
   Goldcrest Co., Ltd...................           Ja            1            40
   Orix Corp............................           Ja            1            83
                                                                        --------
                                                                             142
                                                                        --------
   Holding Companies - 6.5%
   Citic Pacific Ltd....................           HK           30            87
   Hutchinson Whampoa Ltd...............           HK           18           184
                                                                        --------
                                                                             271
                                                                        --------
   Nondepository Credit Institutions - 1.5%
   Aiful Corp...........................           Ja          (b)            39
   Takefuji Corp........................           Ja          (b)            23
                                                                        --------
                                                                              62
                                                                        --------
   Real Estate - 8.6%
   Cheung Kong Holdings Ltd.............           HK           13           136
   City Developments Ltd................           Si           16            52
   Sun Hung Kai Properties Ltd..........           HK           18           172
                                                                        --------
                                                                             360
                                                                        --------
MANUFACTURING - 22.0%
   Chemicals & Allied Products - 1.1%
   Takeda Chemical Industries Ltd.......           Ja            1            48
                                                                        --------

   Communications Equipment - 5.0%
   Matsushita Communication Industrial Co.         Ja            1           64
   Sony Corp............................           Ja            2           141
                                                                        --------
                                                                             205
                                                                        --------
   Electronic Components - 5.4%%
   Kyocera Corp.........................           Ja            1            72
   Murata Manufacturing Co., Ltd........           Ja            1            58
   Samsung Electronics..................           Ko          (b)            47
   Samsung Electronics GDS (c)..........           Ko            1            47
                                                                        --------
                                                                             224
                                                                        --------
   Food & Kindred Products - 0.9%
   Ito En Ltd...........................           Ja            1            39
                                                                        --------



See notes to investment portfolio.

Investment Portfolio  Continued
--------------------------------------------------------------------------------

COMMON STOCKS - (Continued)                   COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   Machinery & Computer Equipment - 6.6%
   Canon, Inc...........................           Ja            4         $ 144
   Singapore Technologies Engineering Ltd.         Si           66            97
   Union Tool Co........................           Ja            1            36
                                                                        --------
                                                                             277
                                                                        --------
   Measuring & Analyzing Instruments - 1.5%
   China Hong Kong Photo Products Holdings Ltd.    HK          230            18
   Keyence Corp.........................           Ja          (b)            18
   Venture Manufacturing (Singapore) Ltd.          Si            4            28
                                                                        --------
                                                                              64
                                                                        --------
   Printing & Publishing - 1.5%
   Singapore Press Holdings Ltd.........           Si            6            64
                                                                        --------

MINING & ENERGY - 1.1%
   Oil & Gas Extraction
   PetroChina Co., Ltd., Class H........           HK          252            45
                                                                        --------

RETAIL TRADE - 8.5%
   Apparel & Accessory Stores - 4.2%
   Esprit Holdings Ltd..................           HK           68            76
   Giordano International Ltd...........           HK          202            99
                                                                        --------
                                                                             175
                                                                        --------
   General Merchandise Stores - 1.1%
   Don Quijote Co., Ltd.................           Ja            1            46
                                                                        --------

   Miscellaneous Retail - 2.2%
   Foster's Brewing Group Ltd...........           Au           29            72
   Yamada Denki Co., Ltd................           Ja          (b)            20
                                                                        --------
                                                                              92
                                                                        --------
   Restaurants - 1.0%
   Cafe De Coral Holdings Ltd...........           HK           93            40
                                                                        --------

SERVICES - 8.9%
   Amusement & Recreation - 0.3%
   People Co., Ltd......................           Ja          (b)            14
                                                                        --------

   Auto Repair, Rental & Parking - 2.0%
   Park24 Co., Ltd......................           Ja            1            85
                                                                        --------

   Business Services - 0.3%
   Oracle Corp. Japan...................           Ja          (b)            12
                                                                        --------

   Computer Related Services - 2.2%
   Bellsystem24, Inc....................           Ja          (b)            36
   Datacraft Asia Ltd...................           Si           10            47
   Fujitsu Support & Services, Inc......           Ja          (b)             9
                                                                        --------
                                                                              92
                                                                        --------



See notes to investment portfolio.

Investment Portfolio  Continued
--------------------------------------------------------------------------------

COMMON STOCKS - (Continued)                   COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
SERVICES - CONT.
   Computer Software - 4.1%
   Fast Retailing Co., Ltd..............           Ja          (b)         $  49
   United Microelectronics Corp. ADR (d)           Tw           13           124
                                                                        --------
                                                                             173
                                                                        --------
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES - 13.7%
   Air Transportation - 0.6%
   China Unicom Ltd.....................           HK           22            24
                                                                        --------

   Communication Services - 7.8%
   China Mobile Ltd. (a)(d).............           HK           33           145
   Korea Telecom Corp., ADR.............           Ko            3            75
   NTT Mobile Communication Network, Inc.          Ja           (b)          104
                                                                        --------
                                                                             324
                                                                        --------
   Gas Services - 4.0%
   Hong Kong & China Gas Co., Ltd.......           HK          125           171
                                                                        --------

   Sanitary Services - 0.4%
   Sanix, Inc...........................           Ja          (b)            16
                                                                        --------

   Telecommunications - 0.9%
   Nippon Telegraph & Telephone Corp....           Ja          (b)            38
                                                                        --------

WHOLESALE TRADE - 10.6%
   Durable Goods
   Huaneng Power International, Inc.....           HK          172            93
   Johnson Electric Holdings Ltd........           HK           89           142
   Li & Fung Ltd........................           HK          120           187
   Softbank Corp........................           Ja          (b)            15
                                                                        --------
                                                                             437
                                                                        --------
--------------------------------------------------------------------------------
Total Common Stocks (cost of $3,707)(e).                                   4,133
                                                                        --------
Other Assets & Liabilities, Net  - 1.1%.                                      45
                                                                        --------
Net Assets - 100%.......................                                 $ 4,178
                                                                        ========
--------------------------------------------------------------------------------


See notes to investment portfolio.

Investment Portfolio  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Investment Portfolio:
--------------------------------------------------------------------------------
(a) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(b) Rounds to less than one.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001 this security represents 1.1% of net assets.
(d) Non-income producing.
(e) Cost for federal income tax purposes is the same.

Summary of Securities
by Country                       Country        Value   % of Total
----------                       -------     --------    ---------
Hong Kong                           HK         $2,044           49
Japan                               Ja          1,301           32
Singapore                           Si            387            9
Korea                               Ko            169            4
Taiwan                              Tw            124            3
Australia                           Au            108            3
                                             --------     --------
                                               $4,133          100
                                             --------     --------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                  Acronym                          Name
                 --------                         ------
                    ADR                 American Depositary Receipt
                    GDS                  Global Depositary Shares



See notes to investment portfolio.

Stein Roe Asia Pacific Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)
(All amounts in thousands, except for per share data and footnotes)


Assets
Investments at value (cost $3,707)...............                       $ 4,133
Cash including foreign currencies (cost $1)......          $   31
Receivable for:
   Investments sold..............................              24
   Dividends.....................................              13
   Expense reimbursement due from Advisor........              12
   Other.........................................              15            95
                                                         --------      --------
     Total Assets................................                         4,228

Liabilities
Investments purchased............................               1
Accrued:
   Management fee................................               2
   Bookkeeping fee...............................               3
   Transfer agent fee............................               1
Other............................................              43
                                                         --------
     Total Liabilities...........................                            50
                                                                       --------
   Net Assets....................................                       $ 4,178
                                                                       ========

Net asset value & redemption price per share ($4,178/340)               $ 12.28
                                                                       --------
Composition of Net Assets
Capital paid in..................................                       $ 3,916
Overdistributed net investment income............                           (93)
Accumulated net realized loss....................                           (71)
Net unrealized appreciation (depreciation) on:
   Investments...................................                           427
   Foreign currency transactions.................                            (1)
                                                                       --------
                                                                        $ 4,178
                                                                       ========





See notes to financial statements.

Stein Roe Asia Pacific Fund
------------------------------------------------------------------------------
Statement of Operations
For The Six Months Ended March 31, 2001 (Unaudited)
(All amounts in thousands)

Investment Income
Dividends........................................                        $  31
                                                                      --------

Expenses
Management fee...................................          $   23
Administration fee...............................               4
Transfer agent fee...............................               5
Bookkeeping fee..................................              12
Trustees fee.....................................               3
Custodian fee....................................              11
Audit fee........................................               5
Legal fee........................................               2
Reports to shareholders..........................              13
Registration fee.................................              15
Other............................................               2
                                                         --------
                                                               95
   Fees and expenses waived or borne by the
   Advisor/Administrator.........................             (46)
   Custodian credits earned......................              (2)
                                                         --------
                                                              (48)
   Net Expenses..................................                           47
                                                                      --------

   Net Investment Loss...........................                          (16)
                                                                      --------
Net Realized & Unrealized Loss on Portfolio Positions
Net realized loss on:
   Investments...................................             (54)
   Foreign currency transactions.................              (3)
                                                         --------
Net Realized Loss................................                          (57)
                                                                      --------
Net change in unrealized appreciation/depreciation
        during the period on:
   Investments...................................          (1,118)
                                                         --------
     Net Change in Unrealized Appreciation/Depreciation                 (1,118)
                                                                      --------
     Net Loss....................................                       (1,175)
                                                                      --------
Decrease in Net Assets from Operations...........                     $ (1,191)
                                                                      ========



See notes to financial statements.

Stein Roe Asia Pacific Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)
                                                       (Unaudited)
                                                       Six months
                                                          ended       Year ended
                                                        March 31,  September 30,
                                                          2001          2000
                                                      ------------  ------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss..............................        $   (16)      $   (21)
Net realized gain/loss...........................            (57)          293
Net change in unrealized appreciation/depreciation        (1,118)          244
                                                        --------      --------
   Net Increase (Decrease) from Operations.......         (1,191)          516
                                                        --------      --------

Distributions:
From net investment income.......................             --          (194)
From net realized gains..........................           (275)         (201)
                                                        --------      --------
                                                          (1,466)          121
                                                        --------      --------
Fund Share Transactions:
Receipts for shares sold.........................            109           793
Value of distributions reinvested................            275           395
Cost of shares repurchased.......................            (37)          (18)
                                                        --------      --------

Net Increase from Fund Share
   Transactions..................................            347         1,170
                                                        --------      --------
     Total Increase (Decrease)...................         (1,119)        1,291

Net Assets
Beginning of period..............................          5,297         4,006
                                                        --------      --------
End of period ...................................        $ 4,178       $ 5,297
                                                        --------      --------


Number of Fund Shares
Sold.............................................              8            45
Issued for distributions reinvested..............             19            22
Repurchased......................................             (3)           (1)
                                                        --------      --------
   Net increase in fund shares...................             24            66
Shares outstanding at beginning of period........            316           250
                                                        --------      --------
Shares outstanding at end of period..............            340           316
                                                        ========      ========





See notes to financial statements.

Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------

Note 1. Accounting Policies
Organization: Stein Roe Asia Pacific Fund (the "Fund"), a series of Liberty-Stein Roe Funds Investment Trust, (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek growth of capital by investing in the common stocks and equity-related securities of medium to large capitalization growth companies located in Asia and the Pacific Basin. The Fund may issue an unlimited number of shares.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.
   Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.
   Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

identification method for both financial statement and federal income tax purposes.
   Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
   Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.
   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclass ifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.
   Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.
   The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.
   Forward currency contracts:
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at pre deter mined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts.
All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Notes to Financial Statements Continued
-----------------------------------------------------------------------------

   Other: Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.


Note 2. Fees and Compensation
Paid to Affiliates
Management fee: Stein Roe & Farnham, Inc. ("the Advisor") is the investment Advisor of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets. Newport Fund Management, Inc. has been engaged as sub-advisor to provide investment advisory services to the Fund, subject to overall management by the Advisor.
   Administration fee: Liberty Financial Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.15% annually of the Fund's average net assets.
   Bookkeeping fee: The Administrator provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.
   Transfer agent: Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.
   Expense limits: The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.
   Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.


Note 3. Portfolio Information
Investment activity: During the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $664,866 and $564,963, respectively.
   Unrealized appreciation (depreciation) at March 31, 2001, based on cost of investments for both

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

financial statement and federal income tax purposes was:
Gross unrealized
  appreciation             $1,023,894
Gross unrealized
  depreciation               (597,123)
                            ---------
Net unrealized
  appreciation              $ 426,771
                            =========

   Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.
   The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4.  Line of Credit
The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreement.


Note 5.  Other Related Party Transactions
At March 31, 2001, Liberty Financial Companies, Inc. owned 89.0% of the Fund's outstanding shares.

Notes to Financial Statements Continued
-----------------------------------------------------------------------------

Note 6. Voting Results
On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until January 25, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meeting, the Fund had shares of beneficial interest outstanding representing 2,873,609.82 of net asset value (NAV). The votes cast at each Meeting were as follows:

Election of eleven Trustees:
                              For             Withheld
Douglas A. Hacker        2,515,379.97        3,186.87
Janet Langford Kelly     2,515,379.97        3,186.87
Richard W. Lowry         2,515,379.97        3,186.87
Salvatore Macera         2,515,379.97        3,186.87
William E. Mayer         2,515,379.97        3,186.87
Charles R. Nelson        2,515,379.97        3,186.87
John J. Neuhauser        2,515,379.97        3,186.87
Joseph R. Palombo        2,515,379.97        3,186.87
Thomas E. Stitzel        2,515,379.97        3,186.87
Thomas C. Theobald       2,515,379.97        3,186.87
Anne-Lee Verville        2,515,379.97        3,186.87

NAV being a plurality of the NAV represented at the Meeting.
   To approve the modification of the fundamental investment restriction relating to borrowing.

For:      2,498,556.94 NAV being a majority
                       NAV of the NAV represented
                       at the Meeting
Against:          0.00 NAV
Abstain:      3,509.83 NAV

Financial Highlights
--------------------------------------------------------------------------------

Stein Roe Asia Pacific Fund

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:

                                                     (Unaudited)
                                                  Six months ended  Year ended
                                                      March 31,    September 30,
                                                        2001           2000
                                                     -----------    -----------
Net Asset Value - Beginning of Period..........        $ 16.76        $ 16.03
                                                      --------       --------
Income from Investment Operations:
Net investment loss (a)(b).....................          (0.05)         (0.08)
Net realized and unrealized gain (loss)........          (3.57)          2.39
                                                      --------       --------
   Total from Investment Operations............          (3.62)          2.31
                                                      --------       --------
Less Distributions Declared to Shareholders:
From net investment income.....................            --           (0.78)
From net realized gains........................          (0.86)         (0.80)
                                                      --------       --------
Total Distributions Declared to Shareholders...          (0.86)         (1.58)
                                                      --------       --------
Net Asset Value -  End of Period...............        $ 12.28        $ 16.76
                                                      ========       ========

Total return (c)(d)(h).........................         (22.26%)       13.97%
                                                      --------       --------
Ratios to Average Net Assets
Expenses (e)(f)................................         2.00%(g)        2.00%
Net investment loss (e)(f).....................       (0.67)%(g)      (0.43)%
Fees and expenses waived or borne by the
   Advisor/Administrator ......................         1.94%(g)        1.80%
Portfolio turnover ............................            9%(h)          29%
Net assets at end of period (000)..............         $ 4,178       $ 5,297

(a) Net of fees and expenses waived or borne by the
    Advisor/Administrator which amounted to:            $ 0.139        $ 0.324
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Net of fees waived or reimbursed by affiliates, if applicable.
(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.09% and 0.12% for the period ended March 31, 2001 and for the year ended September 30, 2000, respectively.
(g) Annualized.
(h) Not annualized.

Liberty-Stein Roe Funds Investment Trust
-------------------------------------------------------------------------------
Trustees
Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc.
Janet Langford Kelly
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company
Richard W. Lowry Private Investor
Salvatore Macera Private Investor
William E. Mayer
Managing Partner, Park Avenue Equity Partners
Charles R. Nelson
Van Voorhis Professor, Department Of Economics, University Of Washington; Consultant on Economic and Statistical Matters
John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College
Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.;
  Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC
Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst
Thomas C. Theobald
Managing Director, William Blair Capital Partners
Anne-Lee Verville
Consultant

Officers
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Joseph R. Palombo, Executive Vice President

Agents and Advisors
Stein Roe & Farnham Incorporated
Investment Advisor
Newport Pacific Management Inc.
Subadvisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers LLP
Independent Accountants

The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund
Growth Stock Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund
Asia Pacific Fund
International Fund
Global Thematic Equity Fund
European Thematic Equity Fund

                             Stein Roe Mutual Funds
                                   PO Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                  S22-03/446F-0301 (5/01) 01/914